Exhibit 4.2
                                   -----------

                         SUBSEQUENT TRANSFER INSTRUMENT

                                   [COPY STI]



















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                                  ATTACHMENT A
                                  ------------

                            ADDITIONAL TERMS OF SALE

                                  ATTACHMENT B
                                  ------------

                                 FILED BY PAPER

                                  ATTACHMENT C
                                  ------------

                             AVAILABLE UPON REQUEST